UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2019

________________________

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

 ________________________

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02	Results of Operations and Financial Condition.

On March 5, 2019, Neuronetics, Inc. (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2018 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Except as required by law, we undertake no duty or obligation to publicly update or revise the information so furnished.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2019, the Company’s Board of Directors approved the payment of incentive bonuses for the Company’s 2018 results for the executive officers named below:

Executive Officer	2018 Cash Bonus

Chris Thatcher, President and Chief Executive Officer	$430,121
Peter Donato, Chief Financial Officer	$172,214
Daniel Guthrie, Chief Commercial Officer	$104,132
Yelena Tropsha, Vice President of Commercial Access	$117,910

On February 28, 2019, in connection with its annual review of executive compensation, the Company’s Board of Directors approved the following compensation packages for the year ending December 31, 2019 for the executive officers named below:

Executive Officer	Base Salary	Annual Target Cash Bonus (% of Base Salary)
Chris Thatcher, President and Chief Executive Officer	$535,000	75%
Peter Donato, Chief Financial Officer	$345,000	45%
Daniel Guthrie, Chief Commercial Officer	$325,000	45%
Yelena Tropsha, Vice President of Commercial Access	$309,000	35%

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 5, 2019, of Neuronetics, Inc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neuronetics, INC.
(Registrant)

Date: March 5, 2019	By:	/s/ Peter Donato
	Name:	Peter Donato
	Title:	VP, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)